UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

ClearBridge

Equity Income

Builder Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Equity Income Builder Fund

Fund objectives

The Fund’s principal investment objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Equity Income Builder Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

At the Board of Trustees’ regular meeting held in February 2011, Western Asset Management Company (“Western Asset”) was appointed as an additional subadviser of the Fund solely for cash management purposes. Western Asset personnel previously managed cash for the Fund through an arrangement with Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Legg Mason ClearBridge Equity Income Builder Fund	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended December 31, 2010. The reporting period got off to a solid start, with the Index moving higher during three of the first four months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial

Legg Mason ClearBridge Equity Income Builder Fund	V

reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. Despite continued disappointing economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This represented its strongest month of December since 1991. All told, the Index returned 15.06% over the twelve months ended December 31, 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexvi returned 6.54%.

VI	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide a high level of current income with a secondary objective of long-term capital appreciation. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our philosophy tends to focus on identifying companies that demonstrate industry leadership or that are improving their competitive position through innovation. With respect to dividend-paying equity securities, we focus on both the current yield of the security and the potential for dividend growth over time.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio consists of equity securities that pay dividends. Equity securities include, among other securities, common stocks, preferred stocks and convertible securities. Further, the Fund may invest in fixed-income securities (subject to a limit of 20% of the Fund’s net assets) when we believe such securities provide attractive income opportunities. While the Fund mainly invests in equity securities that pay a dividend, its flexible mandate provides us with an extended set of investment opportunities to help generate current income.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a difficult economic environment, the stock market ended a volatile 2010 with solid gains, marking a second straight annual increase. Most major domestic stock market indices ended December at or near two-year highs, extending the rally that began during the third quarter in September, but remained below the levels reached in 2007. For the reporting period, the broad S&P 500 Indexi returned 15.06%, the blue-chip Dow Jones Industrial Average (“DJIA”)ii gained 14.06% and the technology-oriented NASDAQ Composite Indexiii returned 18.15%.

During 2010, we witnessed an angry and discouraged populace, political turmoil, European countries on the brink of economic collapse, zero percent interest rates, continued high unemployment, an ongoing housing debacle, struggling municipalities, and a see-saw year for financial markets. These were just some of the issues confronting investors over the past year. The “Great Recession” was declared over, but it sure didn’t feel like that for many Americans.

To put the markets in perspective, we go back to the three factors that we have relied upon for decades to help us. It has been our belief that the three major determinants of stock market behavior are earnings, interest rates and psychology. When earnings are in a rising trend, or beginning a recovery from depressed levels, we view that as a plus. Low interest rates are typically supportive of the price investors are willing to pay for each dollar of earnings. With regard to psychology, we feel the best opportunities for making sound purchases are when people are generally pessimistic, and conversely, during periods of extreme optimism, we find stocks offer much less attraction. When viewing 2010 through those classic lenses, the picture becomes easier to understand. Indeed, 2010 offered an environment in which we saw many companies increase earnings while interest rates hovered near record lows. These two positive factors were offset by an increasingly positive investor sentiment as the year progressed. Against this backdrop, it is less surprising that the stock market generally rose solidly in 2010.

The stock market started off the reporting period doing well, continuing the previous year’s rally into January, but it soon stumbled over fears about the potential impact

2	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Fund overview (cont’d)

of the European sovereign debt crisis and fell to new lows in February. The market managed to recover over the remainder of the first quarter and rose into the start of the second. The market was then shaken badly by the dramatic May 6th intraday point drop known as the “flash crash” and driven to new lows for the year in July by weaker-than-expected employment data. Those lows were tested over the summer as investors continued to forgo stocks for the relative safety of U.S. Treasuries, which fell to record low yields after weak housing sales data fueled fears that the fragile economy could fall into a double-dip recession.

Following indications from the Federal Reserve Board (“Fed”)iv in late August of a second round of monetary stimulus, known as Quantitative Easing 2 or QE2, the market reversed course and began to rally at the start of September. The advance continued into the fourth quarter as stocks reacted positively to the mid-term election results and the start of QE2 in November, the extension of the Bush-era tax package in December and improving economic and corporate earnings data.

Q. How did we respond to these changing market conditions?

A. During the period, we continued to favor high-quality large-cap companies with sound balance sheets, robust strong free cash flow and attractive dividend profiles. This tilt reflects our view that the securities of these companies provide compelling value, and that the numerous risks that currently exist make investments in lesser-quality companies relatively unattractive.

Performance review

For the twelve months ended December 31, 2010, Class A shares of Legg Mason

ClearBridge Equity Income Builder Fund, excluding sales charges, returned 12.22%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexv, returned 16.23% over the same time frame. The Lipper Equity Income Funds Category Average1 returned 15.03% for the same period.

Performance Snapshot as of December 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason ClearBridge Equity Income Builder Fund:
Class A	18.50%	12.22%
Class B	18.10%	12.28%
Class C	17.92%	11.31%
Class I	18.66%	12.39%
Russell 3000 Value Index	22.12%	16.23%
Lipper Equity Income Funds Category Average[1]	22.04%	15.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended December 31, 2010 for Class A, Class B and Class C shares would have been 12.05%, 11.48% and 11.22%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 292 funds for the six-month period and among the 281 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.21%, 1.87%, 1.98% and 0.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all ten equity market sectors during the reporting period, with the greatest contributions to return coming from the Financials, Consumer Staples and Consumer Discretionary sectors and the smallest from the Health Care and Energy sectors.

Relative to the benchmark, the Fund’s overall sector allocation contributed to performance for the period. In particular, our overweight to the Consumer Staples sector and our underweights to the Energy, Health Care and Financials sectors contributed positively to performance when compared with the benchmark. The Fund’s stock selection in the Materials sector also helped relative performance for the period.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in E.I. du Pont de Nemours & Co. in the Materials sector, H.J. Heinz Co. in the Consumer Staples sector, as well as Verizon Communications Inc. and Windstream Corp., both in the Telecommunication Services sector and VeriSign Inc. in the Information Technology (“IT”) sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall stock selection detracted from performance for the period. In particular, stock selection in the Energy, Industrials, Consumer Staples, Consumer Discretionary and IT sectors hurt performance in comparison with the benchmark.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in BP PLC (ADR), Total SA (ADR) and Diamond Offshore Drilling Inc., all in the Energy sector, People’s United Financial Inc. in the Financials sector and Exelon Corp. in the Utilities sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established a number of new positions, with some of the largest in Exxon Mobil Corp. and Chevron Corp., both in the Energy sector, General Electric Co. in the Industrials sector and JPMorgan Chase & Co. in the Financials sector. We also closed a number of existing positions, including those in BP PLC (ADR) in the Energy sector, Progress Energy Inc. in the Utilities sector, Chubb Corp. in the Financials sector, PepsiCo Inc. in the Consumer Staples sector and Novartis AG (ADR) in the Health Care sector.

Thank you for your investment in Legg Mason ClearBridge Equity Income Builder Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Advisors, LLC

4	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Fund overview (cont’d)

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Advisors, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Advisors, LLC

January 18, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Procter & Gamble Co. (3.6%), Verizon Communications Inc. (3.4%), Microsoft Corp. (3.3%), Waste Management Inc. (3.3%), Exxon Mobil Corp. (3.1%), Johnson & Johnson (3.0%), Total SA, ADR (2.9%), Spectra Energy Corp. (2.7%), H.J. Heinz Co. (2.7%) and Chevron Corp. (2.7%). Please refer to pages 9 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Energy (16.3%), Financials (14.2%), Consumer Staples (12.6%), Information Technology (12.4%) and Industrials (12.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Class A	18.50%	$1,000.00	$1,185.00	1.18%	$6.50	Class A	5.00%	$1,000.00	$1,019.26	1.18%	$6.01
Class B	18.10	1,000.00	1,181.00	1.84	10.12	Class B	5.00	1,000.00	1,015.93	1.84	9.35
Class C	17.92	1,000.00	1,179.20	2.00	10.99	Class C	5.00	1,000.00	1,015.12	2.00	10.16
Class I	18.66	1,000.00	1,186.60	0.90	4.96	Class I	5.00	1,000.00	1,020.67	0.90	4.58

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 12/31/10	12.22%	12.28%	11.31%	12.39%
Five Years Ended 12/31/10	1.46	0.98	0.69	1.75
Ten Years Ended 12/31/10	3.71	3.27	2.91	4.06

With sales charges[2]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 12/31/10	5.77%	7.28%	10.31%	12.39%
Five Years Ended 12/31/10	0.28	0.84	0.69	1.75
Ten Years Ended 12/31/10	3.09	3.27	2.91	4.06

Cumulative total returns
Without sales charges[1]
Class A (12/31/00 through 12/31/10)	43.90%
Class B (12/31/00 through 12/31/10)	37.97
Class C (12/31/00 through 12/31/10)	33.24
Class I (12/31/00 through 12/31/10)	48.81

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

8	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Equity Income Builder Fund vs. Russell 3000 Value Index† —
December 2000 - December 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Equity Income Builder Fund vs. Russell 3000 Value Index† —
December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Equity Income Builder Fund on December 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	9

Schedule of investments

December 31, 2010

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Common Stocks — 87.9%
Consumer Discretionary — 8.3%
Hotels, Restaurants & Leisure — 2.5%
McDonald’s Corp.	590,000	$45,288,400
Media — 3.9%
Reed Elsevier PLC	4,000,000	33,770,089
Thomson Corp.	450,000	16,771,500
Time Warner Inc.	600,000	19,302,000
Total Media		69,843,589
Specialty Retail — 1.9%
Home Depot Inc.	975,000	34,183,500
Total Consumer Discretionary		149,315,489
Consumer Staples — 10.9%
Food & Staples Retailing — 2.0%
FHC Delaware Inc.	28,868	0	*(a)(b)
Wal-Mart Stores Inc.	670,000	36,133,100
Total Food & Staples Retailing		36,133,100
Food Products — 2.7%
H.J. Heinz Co.	1,000,000	49,460,000
Household Products — 6.2%
Kimberly-Clark Corp.	750,000	47,280,000
Procter & Gamble Co.	1,000,000	64,330,000
Total Household Products		111,610,000
Total Consumer Staples		197,203,100
Energy — 12.6%
Energy Equipment & Services — 0.7%
Diamond Offshore Drilling Inc.	189,999	12,705,233
Oil, Gas & Consumable Fuels — 11.9%
Chevron Corp.	525,000	47,906,250
Exxon Mobil Corp.	760,000	55,571,200
Spectra Energy Corp.	1,981,620	49,520,684
Targa Resources Corp.	350,000	9,383,500
Total SA, ADR	969,490	51,848,325
Total Oil, Gas & Consumable Fuels		214,229,959
Total Energy		226,935,192
Financials — 12.3%
Capital Markets — 1.5%
BlackRock Inc.	140,000	26,681,200

See Notes to Financial Statements.

10	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Diversified Financial Services — 1.5%
JPMorgan Chase & Co.	640,000	$27,148,800
Insurance — 2.6%
Travelers Cos. Inc.	855,330	47,650,434
Real Estate Investment Trusts (REITs) — 3.0%
Annaly Capital Management Inc.	1,900,000	34,048,000
Chimera Investment Corp.	5,000,000	20,550,000
Total Real Estate Investment Trusts (REITs)		54,598,000
Thrifts & Mortgage Finance — 3.7%
First Niagara Financial Group Inc.	1,500,000	20,970,000
New York Community Bancorp Inc.	577,000	10,876,450
People’s United Financial Inc.	2,500,000	35,025,000
Total Thrifts & Mortgage Finance		66,871,450
Total Financials		222,949,884
Health Care — 6.6%
Pharmaceuticals — 6.6%
Bristol-Myers Squibb Co.	1,075,000	28,466,000
GlaxoSmithKline PLC, ADR	705,000	27,650,100
Johnson & Johnson	881,500	54,520,775
Pfizer Inc.	492,000	8,614,920
Total Health Care		119,251,795
Industrials — 12.1%
Aerospace & Defense — 2.6%
Honeywell International Inc.	170,000	9,037,200
Lockheed Martin Corp.	360,000	25,167,600
Raytheon Co.	275,000	12,743,500
Total Aerospace & Defense		46,948,300
Air Freight & Logistics — 0.6%
United Parcel Service Inc., Class B Shares	140,000	10,161,200
Commercial Services & Supplies — 3.3%
Waste Management Inc.	1,600,000	58,992,000
Industrial Conglomerates — 4.1%
3M Co.	310,000	26,753,000
General Electric Co.	2,100,000	38,409,000
United Technologies Corp.	125,000	9,840,000
Total Industrial Conglomerates		75,002,000
Marine — 1.5%
Alexander & Baldwin Inc.	682,348	27,314,391
Total Industrials		218,417,891

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	11

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Information Technology — 11.0%
Computers & Peripherals — 1.2%
Apple Inc.	69,090	$22,285,670	*
IT Services — 3.9%
Automatic Data Processing Inc.	570,000	26,379,600
International Business Machines Corp.	140,000	20,546,400
Paychex Inc.	750,000	23,182,500
Total IT Services		70,108,500
Semiconductors & Semiconductor Equipment — 2.6%
Intel Corp.	1,200,000	25,236,000
Linear Technology Corp.	103,720	3,587,675
Microchip Technology Inc.	560,000	19,157,600
Total Semiconductors & Semiconductor Equipment		47,981,275
Software — 3.3%
Microsoft Corp.	2,114,000	59,022,880
Total Information Technology		199,398,325
Materials — 3.8%
Chemicals — 2.7%
E.I. du Pont de Nemours & Co.	600,000	29,928,000
PPG Industries Inc.	225,000	18,915,750
Total Chemicals		48,843,750
Metals & Mining — 1.1%
Nucor Corp.	450,000	19,719,000
Total Materials		68,562,750
Telecommunication Services — 6.3%
Diversified Telecommunication Services — 6.3%
AT&T Inc.	1,380,000	40,544,400
Verizon Communications Inc.	1,720,000	61,541,600
Windstream Corp.	790,900	11,025,146
Total Telecommunication Services		113,111,146
Utilities — 4.0%
Electric Utilities — 1.5%
American Electric Power Co. Inc.	750,000	26,985,000
Gas Utilities — 1.1%
ONEOK Inc.	350,000	19,414,500
Multi-Utilities — 1.4%
CenterPoint Energy Inc.	1,600,000	25,152,000
Total Utilities		71,551,500
Total Common Stocks (Cost — $1,504,407,795)		1,586,697,072

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate		Shares	Value
Convertible Preferred Stocks — 5.5%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
General Motors Co.	4.750%		28,000	$1,515,080
Energy — 2.5%
Oil, Gas & Consumable Fuels — 2.5%
Apache Corp.	6.000%		143,000	9,475,180
El Paso Corp.	4.990%		30,000	35,295,000
Total Energy				44,770,180
Financials — 0.8%
Diversified Financial Services — 0.8%
CalEnergy Capital Trust III	6.500%		303,800	15,114,050
Utilities — 2.1%
Electric Utilities — 2.1%
Great Plains Energy Inc.	12.000%		322,100	20,540,317
NextEra Energy Inc.	7.000%		191,180	9,463,410
NextEra Energy Inc.	8.375%		163,171	8,099,809
Total Utilities				38,103,536
Total Convertible Preferred Stocks (Cost — $86,712,178)				99,502,846

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	1	(a)(c)(d)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	0	(a)(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(a)(c)(d)
Total Asset-backed Securities (Cost — $250,103)				1
Convertible Bonds & Notes — 1.4%
Information Technology — 1.4%
Internet Software & Services — 1.4%
VeriSign Inc., Junior Subordinated Notes (Cost — $18,211,611)	3.250%	8/15/37	22,500,000	25,340,625
Corporate Bonds & Notes — 4.0%
Consumer Staples — 1.7%
Food & Staples Retailing — 1.7%
CVS Caremark Corp., Junior Subordinated Bonds	6.302%	6/1/37	32,000,000	30,850,080	(e)
Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	23,000,000	21,303,750	(e)

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	13

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 1.1%
Diversified Financial Services — 1.1%
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	$18,000,000	$19,198,278	(e)(f)
Total Corporate Bonds & Notes (Cost — $66,127,954)				71,352,108
Total Investments before Short-Term Investment (Cost — $1,675,709,641)				1,782,892,652
Short-Term Investments — 1.0%
Repurchase Agreements — 1.0%
Interest in $150,000,000 joint tri-party repurchase agreement dated 12/31/10 with Deutsche Bank Securities Inc.; Proceeds at maturity — $17,079,313 (Fully collateralized by various U.S. government agency obligations, 4.125% to 4.750% due 2/24/11 to 11/19/12; Market value — $17,420,701) (Cost — $17,079,000)	0.220%	1/3/11	17,079,000	17,079,000
Total Investments — 99.8% (Cost — $1,692,788,641#)				1,799,971,652
Other Assets in Excess of Liabilities — 0.2%				4,284,993
Total Net Assets — 100.0%				$1,804,256,645

*	Non-income producing security.

(a)	Illiquid security (unaudited).

(b)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of December 31, 2010.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $1,694,949,374.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $1,692,788,641)	$1,799,971,652
Foreign currency, at value (Cost — $54)	51
Cash	683
Dividends and interest receivable	5,926,670
Receivable for Fund shares sold	4,877,790
Receivable for securities sold	3,493
Prepaid expenses	55,724
Total Assets	1,810,836,063

Liabilities:
Payable for Fund shares repurchased	3,874,594
Investment management fee payable	1,117,874
Distribution fees payable	586,068
Trustees’ fees payable	73,030
Accrued expenses and other liabilities	927,852
Total Liabilities	6,579,418
Total Net Assets	$1,804,256,645

Net Assets:
Par value (Note 7)	$1,417
Paid-in capital in excess of par value	2,431,175,157
Undistributed net investment income	10,824,869
Accumulated net realized loss on investments and foreign currency transactions	(744,927,806)
Net unrealized appreciation on investments and foreign currencies	107,183,008
Total Net Assets	$1,804,256,645

Shares Outstanding:
Class A	106,867,268
Class B	13,026,430
Class C	18,636,564
Class I	3,197,124

Net Asset Value:
Class A (and redemption price)	$12.76
Class B*	$12.57
Class C*	$12.62
Class I (and redemption price)	$13.02
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.54

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	15

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Dividends	$72,407,757
Interest	8,312,535
Less: Foreign taxes withheld	(752,019)
Total Investment Income	79,968,273

Expenses:
Investment management fee (Note 2)	12,904,839
Distribution fees (Notes 2 and 5)	6,901,821
Transfer agent fees (Note 5)	3,160,543
Shareholder reports	157,326
Trustees’ fees	150,598
Registration fees	128,308
Legal fees	92,380
Insurance	42,013
Audit and tax	36,584
Custody fees	11,895
Miscellaneous expenses	11,465
Total Expenses	23,597,772
Net Investment Income	56,370,501

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	150,023,321
REIT distributions	315,806
Foreign currency transactions	(19,061)
Net Realized Gain	150,320,066
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(12,021,471)
Foreign currencies	(3)
Change in Net Unrealized Appreciation (Depreciation)	(12,021,474)
Net Gain on Investments and Foreign Currency Transactions	138,298,592
Proceeds from Settlement of a Regulatory Matter (Note 10)	3,864,822
Increase in Net Assets From Operations	$198,533,915

See Notes to Financial Statements.

16	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$56,370,501	$43,514,822
Net realized gain (loss)	150,320,066	(542,039,897)
Change in net unrealized appreciation (depreciation)	(12,021,474)	864,595,322
Proceeds from settlement of a regulatory matter (Note 10)	3,864,822	—
Increase in Net Assets From Operations	198,533,915	366,070,247

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(62,207,069)	(72,816,381)
Decrease in Net Assets From Distributions to Shareholders	(62,207,069)	(72,816,381)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	207,622,395	122,877,962
Reinvestment of distributions	60,471,141	70,605,815
Cost of shares repurchased	(440,480,040)	(458,876,649)
Net assets of shares issued in connection with merger (Note 8)	—	88,718,708
Decrease in Net Assets From Fund Share Transactions	(172,386,504)	(176,674,164)
Increase (Decrease) in Net Assets	(36,059,658)	116,579,702

Net Assets:
Beginning of year	1,840,316,303	1,723,736,601
End of year*	$1,804,256,645	$1,840,316,303
* Includes undistributed net investment income of:	$10,824,869	$6,086,659

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2010	2009		2008	2007	2006

Net asset value, beginning of year	$11.80	$ 9.91		$16.03	$17.06	$17.12

Income (loss) from operations:
Net investment income	0.40	0.29		0.30	0.26	0.48
Net realized and unrealized gain (loss)	0.98	2.08		(5.88)	0.88	1.45
Proceeds from settlement of a regulatory matter	0.02	—		—	—	—
Total income (loss) from operations	1.40	2.37		(5.58)	1.14	1.93

Less distributions from:
Net investment income	(0.44)	(0.48)		(0.09)	(0.26)	(0.48)
Net realized gains	—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.44)	(0.48)		(0.54)	(2.17)	(1.99)

Net asset value, end of year	$12.76	$11.80		$9.91	$16.03	$17.06
Total return[2]	12.22%[3]	24.77%		(35.59)%	6.77%	11.69%[4]

Net assets, end of year (millions)	$1,364	$1,378		$1,248	$2,300	$2,295

Ratios to average net assets:
Gross expenses	1.18%	1.19%[5]		1.12%	1.07%	1.09%[5]
Gross expenses, excluding dividend expense	1.18	1.19	[5]	1.10	1.07	1.09	[5]
Net expenses[6]	1.18	1.19	[5]	1.12	1.07	1.08	[5,7]
Net expenses, excluding dividend expense[6]	1.18	1.19	[5]	1.10	1.07	1.08	[5,7]
Net investment income	3.40	2.77		2.19	1.50	2.77

Portfolio turnover rate	60%	142%[8]		147%[8]	189%[9]	175%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05% (Note 10).

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.18% for the year ended December 31, 2009, and 1.08% and 1.07% for the year ended December 31, 2006, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2010	2009		2008	2007	2006

Net asset value, beginning of year	$11.63	$ 9.75		$15.84	$16.91	$16.99

Income (loss) from operations:
Net investment income	0.32	0.22		0.22	0.16	0.39
Net realized and unrealized gain (loss)	0.97	2.05		(5.79)	0.87	1.43
Proceeds from settlement of a regulatory matter	0.09	—		—	—	—
Total income (loss) from operations	1.38	2.27		(5.57)	1.03	1.82

Less distributions from:
Net investment income	(0.44)	(0.39)		(0.07)	(0.19)	(0.39)
Net realized gains	—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.44)	(0.39)		(0.52)	(2.10)	(1.90)

Net asset value, end of year	$12.57	$11.63		$9.75	$15.84	$16.91
Total return[2]	12.28%[3]	23.88%		(35.96)%	6.16%	11.03%[4]

Net assets, end of year (millions)	$164	$209		$236	$512	$601

Ratios to average net assets:
Gross expenses	1.85%	1.85%[5]		1.70%	1.64%	1.65%[5]
Gross expenses, excluding dividend expense	1.85	1.85	[5]	1.68	1.64	1.65	[5]
Net expenses[6]	1.85	1.85	[5]	1.70	1.64	1.64	[5,7]
Net expenses, excluding dividend expense[6]	1.85	1.85	[5]	1.68	1.64	1.64	[5,7]
Net investment income	2.70	2.11		1.58	0.93	2.23

Portfolio turnover rate	60%	142%[8]		147%[8]	189%[9]	175%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48% (Note 10).

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85% for the year ended December 31, 2009, and 1.64% and 1.63% for the year ended December 31, 2006, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2010	2009		2008	2007	2006

Net asset value, beginning of year	$11.67	$ 9.76		$15.88	$16.96	$17.02

Income (loss) from operations:
Net investment income	0.30	0.21		0.19	0.13	0.35
Net realized and unrealized gain (loss)	0.98	2.05		(5.80)	0.87	1.45
Proceeds from settlement of a regulatory matter	0.01	—		—	—	—
Total income (loss) from operations	1.29	2.26		(5.61)	1.00	1.80

Less distributions from:
Net investment income	(0.34)	(0.35)		(0.06)	(0.17)	(0.35)
Net realized gains	—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.34)	(0.35)		(0.51)	(2.08)	(1.86)

Net asset value, end of year	$12.62	$11.67		$9.76	$15.88	$16.96
Total return[2]	11.31%[3]	23.75%		(36.09)%	5.98%	10.91%[4]

Net assets, end of year (millions)	$235	$244		$236	$506	$513

Ratios to average net assets:
Gross expenses	1.99%	1.96%[5]		1.90%	1.82%	1.86%[5]
Gross expenses, excluding dividend expense	1.99	1.96	[5]	1.88	1.82	1.86	[5]
Net expenses[6]	1.99	1.96	[5]	1.88 [7,8]	1.80 [7,8]	1.83	[5,7]
Net expenses, excluding dividend expense[6]	1.99	1.96	[5]	1.86 [7,8]	1.80 [7,8]	1.83	[5,7]
Net investment income	2.59	2.00		1.41	0.78	2.02

Portfolio turnover rate	60%	142%[9]		147%[9]	189%[10]	175%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22% (Note 10).

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009, and 1.84% and 1.82% for the year ended December 31, 2006, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2010	2009		2008	2007	2006

Net asset value, beginning of year	$12.03	$10.12		$16.32	$17.33	$17.37

Income (loss) from operations:
Net investment income	0.46	0.32		0.35	0.33	0.56
Net realized and unrealized gain (loss)	0.99	2.13		(6.00)	0.89	1.45
Total income (loss) from operations	1.45	2.45		(5.65)	1.22	2.01

Less distributions from:
Net investment income	(0.46)	(0.54)		(0.10)	(0.32)	(0.54)
Net realized gains	—	—		(0.45)	(1.91)	(1.51)
Total distributions	(0.46)	(0.54)		(0.55)	(2.23)	(2.05)

Net asset value, end of year	$13.02	$12.03		$10.12	$16.32	$17.33
Total return[2]	12.39%	25.13%		(35.37)%	7.13%	12.01%[3]

Net assets, end of year (millions)	$41	$9		$4	$8	$2

Ratios to average net assets:
Gross expenses	0.89%	0.94%[4]		0.81%	0.77%	0.78%[4]
Gross expenses, excluding dividend expense	0.89	0.94	[4]	0.79	0.77	0.78	[4]
Net expenses[5]	0.89 [7]	0.93	[4,6,7]	0.78 [6,8]	0.74 [6,8]	0.77	[4,6]
Net expenses, excluding dividend expense[5]	0.89 [7]	0.93	[4,6,7]	0.76 [6,8]	0.74 [6,8]	0.77	[4,6]
Net investment income	3.84	3.00		2.54	1.85	3.12

Portfolio turnover rate	60%	142%[9]		147%[9]	189%[10]	175%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 0.93% for the year ended December 31, 2009, and 0.77% and 0.76% for the year ended December 31, 2006, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, interest, taxes and extraordinary expenses) to limit total operating expenses to 0.74% for Class I shares until May 1, 2008.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

22	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Notes to financial statements (cont’d)

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks	$1,586,697,072	—	$0	*	$1,586,697,072
Convertible preferred stocks	49,093,796	$50,409,050	—		99,502,846
Asset-backed securities	—	1	—		1
Convertible bonds & notes	—	25,340,625	—		25,340,625
Corporate bonds & notes	—	71,352,108	—		71,352,108
Total long-term investments	$1,635,790,868	$147,101,784	$0	*	$1,782,892,652
Short-term investments†	—	17,079,000	—		17,079,000
Total investments	$1,635,790,868	$164,180,784	$0	*	$1,799,971,652

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks		Asset- Backed Securities	Corporate Bonds and Notes	Warrants	Total
Balance as of December 31, 2009	$0	*	$35	$0	$0	$35
Accrued premiums/discounts	—		87	592	—	679
Realized gain (loss)[1]	—		(2,976,760)	(454,718)	(35,918)	(3,467,396)
Change in unrealized appreciation (depreciation)[2]	21,651		2,976,639	454,126	35,918	3,488,334
Net purchases (sales)	(21,651)		—	—	—	(21,651)
Transfers into Level 3	—		—	—	—	—
Transfers out of Level 3	—		(1)	—	—	(1)
Balance as of December 31, 2010	$0	*	—	—	—	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$21,651		—	—	—	$21,651

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	23

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to esti-

24	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Notes to financial statements (cont’d)

mate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	25

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$6,709,956	$(6,709,956)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences from income accrued on certain securities and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays the subadviser 70% of the net management fee it receives from the Fund

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

26	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $298,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$225,000	$8,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2010, the Fund had accrued $36,998 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,008,765,429
Sales	1,057,644,509

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$134,741,239
Gross unrealized depreciation	(29,718,961)
Net unrealized appreciation	$105,022,278

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	27

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

For the year ended December 31, 2010, the fund did not invest in any derivative instruments.

5. Class specific expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Funds also pay a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$3,294,789	$2,060,388
Class B	1,341,403	579,834
Class C	2,265,629	495,486
Class I	—	24,835
Total	$6,901,821	$3,160,543

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$48,244,635	$57,176,428
Class B	6,497,274	7,882,333
Class C	6,447,500	7,554,981
Class I	1,017,660	200,975
Class R*	—	1,664
Total	$62,207,069	$72,816,381

*	Class R was redeemed on July 23, 2009.

7. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

28	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,820,202	$117,357,184	7,777,497	$81,458,431
Shares issued on reinvestment	3,970,147	47,053,252	5,382,164	55,514,138
Shares repurchased	(23,769,809)	(282,959,030)	(27,525,286)	(285,748,887)
Shares issued with merger	—	—	5,245,881	61,424,967
Net decrease	(9,979,460)	$(118,548,594)	(9,119,744)	$(87,351,351)

Class B
Shares sold	1,145,552	$13,465,010	1,410,421	$14,403,131
Shares issued on reinvestment	554,180	6,363,888	754,457	7,635,558
Shares repurchased	(6,645,816)	(77,818,131)	(8,803,699)	(89,178,226)
Shares issued with merger	—	—	458,583	5,296,643
Net decrease	(4,946,084)	$(57,989,233)	(6,180,238)	$(61,842,894)

Class C
Shares sold	3,212,536	$38,267,912	2,470,811	$25,247,585
Shares issued on reinvestment	532,117	6,236,129	712,330	7,262,321
Shares repurchased	(6,000,250)	(70,529,852)	(7,911,978)	(80,554,666)
Shares issued with merger	—	—	1,465,518	16,983,273
Net decrease	(2,255,597)	$(26,025,811)	(3,263,319)	$(31,061,487)

Class I
Shares sold	3,154,354	$38,532,289	158,629	$1,768,815
Shares issued on reinvestment	66,928	817,872	18,390	193,798
Shares repurchased	(749,362)	(9,173,027)	(301,672)	(3,323,856)
Shares issued with merger	—	—	420,155	5,013,825
Net increase	2,471,920	$30,177,134	295,502	$3,652,582

Class R*
Shares sold	—	—	(6,588)	$(71,014)
Shares repurchased	—	—	—	—
Net decrease	—	—	(6,588)	$(71,014)

*	Class R was redeemed on July 23, 2009.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	29

8. Transfer of net assets

At the close of business on December 4, 2009, the Fund acquired substantially all of the assets of the Legg Mason ClearBridge Equity Income Builder Fund and the Legg Mason ClearBridge Convertible Fund (collectively, the Acquired Funds), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Funds on November 24, 2009.

Acquired Funds	Shares Issued by the Funds	Total Net Assets of the Acquired Funds	Total Net Assets of the Fund
LeggMason ClearBridge Equity Income Builder Fund	3,810,040	$44,605,559	$1,769,699,428
LeggMason ClearBridge Convertible Fund	3,780,097	44,113,149
Total	7,590,137	$88,718,708	$1,769,699,428

As part of the reorganization, for each share they held, shareholders of Legg Mason ClearBridge Equity Income Builder Fund Class A, Class C and Class I received 1.006730, 1.017534 and 0.988151 shares of the Fund’s Class A, Class C and Class I shares, respectively. Shareholders of Legg Mason ClearBridge Convertible Fund Class A, Class B, Class C and Class I received 1.188254, 1.198519, 1.201638 and 1.178643 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Legg Mason ClearBridge Equity Income Builder Fund and Legg Mason ClearBridge Convertible Fund on the date of the transfer were $44,605,559 and $44,113,149, respectively. The total net assets of the Legg Mason ClearBridge Equity Income Builder Fund and Legg Mason ClearBridge Convertible Fund before acquisition included unrealized appreciation of $5,427,060 and $4,631,046, accumulated net realized loss of $0 and $12,732,234 and accumulated net investment loss of $64,229 and $54,147, respectively. Total net assets of the Fund immediately after the transfer were $1,858,418,136. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$46,635,240
Net realized gain (loss)	(547,951,952)
Change in net unrealized gain (loss)	896,346,756
Increase in net assets from operations	$395,030,044

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s accompanying Statement of Operations since the close of business on December 4, 2009.

30	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$62,207,069	$72,816,381

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,967,026
Capital loss carryforward*	(742,767,070)
Other book/tax temporary differences(a)	(142,160)
Unrealized appreciation (depreciation)(b)	105,022,275
Total accumulated earnings (losses) — net	$(626,919,929)

*	During the taxable year ended December 31, 2010, the Fund utilized $112,482,066 of its capital loss carryover available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(109,724,484)
12/31/2017	(633,042,586)
$(742,767,070)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and book/tax differences in the treatment of certain securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	31

work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19,1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds, No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the

32	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Notes to financial statements (cont’d)

Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $2,130,903, $1,458,245, $275,490 and $184 for Class A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds {the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report	33

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

34	Legg Mason ClearBridge Equity Income Builder Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Equity Income Builder Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Equity Income Builder Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2011

Legg Mason ClearBridge Equity Income Builder Fund	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the

36	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the three-year period, but performed below the median for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance had improved but was lower than the Lipper category average during the third quarter. The Trustees noted that the Fund had changed its investment objective, investment policies and investment strategies, effective in December 2009, and that a new portfolio management team assumed responsibility for managing the Fund in August 2009. The Trustees noted that much of the performance data was for periods during

Legg Mason ClearBridge Equity Income Builder Fund	37

which the Fund followed a different investment strategy and had a different portfolio management team. The Trustees also noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward, which was reflected in the Fund’s performance for the third quarter ended September 30, 2010. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the

38	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other funds in the Expense Universe, the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund,

Legg Mason ClearBridge Equity Income Builder Fund	39

including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

40	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Equity Income Builder Fund	41

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

42	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Equity Income Builder Fund	43

Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

44	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason ClearBridge Equity Income Builder Fund	45

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason ClearBridge Equity Income Builder Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	3/30/2010	Quarterly
Payable date:	3/31/2010	June – December 2010
Ordinary income
Qualified dividend income for individuals	84.10%	94.24%
Dividends qualifying for the dividends
received deduction for corporations	69.72%	83.40%

Please retain this information for your records.

Legg Mason ClearBridge

Equity Income Builder Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Equity Income Builder Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Income Builder Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individual investors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/11 SR11-1297

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2009 and $72,000 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,475 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2009 and $12,250 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Equity Trust

Date: February 24, 2011